Exhibit 10.14

CONVERSION AGREEMENT

This CONVERSION AGREEMENT (the “Agreement”) is made effective as of March 20, 2008, by and between David Aubel (the “Aubel”), and China Logistics Group, Inc., a Florida corporation, with its registered office located at 888 East Las Olas Boulevard, Suite 710, Ft. Lauderdale, Florida 33301 (“China Logistics”).

W I T N E S S E T H:

WHEREAS, Aubel owns and holds a note payable of China Logistics (formerly known as MediaReady, Inc.) with a principal balance and accrued interest in the total amount of $2,521,379 (the “Note Payable”);

WHEREAS, Aubel agreed to convert the Note Payable into 2,864,606 shares of China Logistics’ common stock, $.001 par value per share (the “Conversion Shares”) in connection with the December 31, 2007 Acquisition Agreement entered into between China Logistics and Shandong Jiajia International Freight & Forwarding Co., Ltd. (the “Acquisition Agreement”);

WHEREAS, Aubel and China Logistics wish to set forth their agreement in writing in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual provisions and covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.
Conversion of the Note Payable.  Aubel hereby agrees to release China Logistics from any and all liability or obligations for the Note Payable in exchange for the issuance by China Logistics of 2,864,606 shares of China Logistics’ common stock, $.001 par value per share (the “Conversion Shares”) in connection with the December 31, 2007 Acquisition Agreement entered into between China Logistics and Shandong Jiajia International Freight & Forwarding Co., Ltd. (the “Acquisition Agreement”).  China Logistics agrees to issue the Conversion Shares in exchange for and in consideration of Aubel’s agreement to release China Logistics from the liabilities due and owning Aubel under the Note Payable.

2.	Representations and Warranties.

(a)
Information on Company. Aubel has been furnished with or has had access at the EDGAR Website of the Commission to China Logistics' Form 10-K (and any amendments thereto) for the fiscal year ended December 31, 2007 and all periodic and current reports filed with the Commission thereafter, but not later than five business days before the Closing (hereinafter referred to as the “Reports”). In addition, Aubel has received in writing from China Logistics such other information concerning its operations, financial condition and other matters as Aubel has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors Aubel deems material in deciding on the advisability of investing in the Conversion Shares.

(b)
Information on Aubel. Aubel (i) is, and will be on the date hereof, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, (ii) is experienced in investments and business matters, (iii) has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, (iv) alone or with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Aubel to utilize the information made available by China Logistics to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Aubel is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding Aubel is accurate.

(c)
Purchase of Conversion Shares. On the date hereof, Aubel will purchase the Conversion Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(d)
Compliance with Securities Act. Aubel understands and agrees that the Conversion Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Aubel contained herein), and that such Conversion Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

(e)
Notwithstanding anything to the contrary contained in this Agreement, Aubel may transfer (without restriction and without the need for an opinion of counsel) the Conversion Shares to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate when employed in connection with China Logistics includes each subsidiary of China Logistics. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(f)	Legends on Conversion Shares. The Conversion Shares shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CHINA LOGISTICS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(g)
Communication of Offer. The offer to sell the Conversion Shares was directly communicated to Aubel by China Logistics. At no time was Aubel presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(h)	Complete Release. Aubel hereby covenants and agrees that China Logistics has no further obligations to Aubel or any entities related to him.

3.	Miscellaneous.

(a)
Governing Law.  This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflicts of law principles.

(b)
Binding Nature of Agreement; No Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that no party may assign or transfer its rights under this Agreement without the prior written consent of the other party hereto.

(c)
Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.  The parties agree that a facsimile signature shall have the same validity as an original.

(d)
Provisions Separable.  The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

(e)	Paragraph Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(f)
Gender, Etc.  Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

(g)
Further Assurances.  Each of Aubel and China Logistics agrees that it shall take such further actions, file such forms and reports and execute such additional documents and instruments and do such other things as may be necessary in order to more fully effectuate the intent and purposes of this Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date first above written.

China Logistics Group, Inc.

By: /s/ V. Jeffrey Harrell Name: V. Jeffrey Harrell Title: President, CEO	/s/ David Aubel David Aubel